UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Section 13 OR 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)              September 15, 2005
________________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way,
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

In connection with Unisys Corporation's tender offer and consent solicitation for its 8 1/8% Senior Notes due 2006 (the "Notes"), Unisys and HSBC Bank USA, National Association, as trustee, have entered into a Supplemental Indenture, dated as of September 15, 2005, which amends the Indenture governing the Notes to eliminate substantially all of the restrictive covenants and certain default triggers. The amendments became operative on September 19, 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c) The following exhibit is being filed herewith:

               Exhibit
               No.
               --------
                  4 Supplemental Indenture, dated as of September 15, 2005, by and between Unisys Corporation (the "Company") and HSBC Bank USA, National Association, as trustee (the "Trustee"), to the Indenture, dated as of May 1, 2001, between the Company and the Trustee

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: September 21, 2005                              By: /s/ Janet B. Haugen
                                                      -------------------------
                                                      Janet B. Haugen
                                                      Senior Vice President and
                                                      Chief Financial Officer

                              EXHIBIT INDEX
                              -------------


Exhibit
No.
------

   4 Supplemental Indenture, dated as of September 15, 2005, by and between Unisys Corporation (the "Company") and HSBC Bank USA, National Association, as trustee (the "Trustee"), to the Indenture, dated as of May 1, 2001, between the Company and the Trustee